Exhibit 10.1

TAX RECEIVABLE TERMINATION AGREEMENT
This Tax Receivable Termination Agreement (the “Agreement”) is entered into as of October 23, 2013 by and between (i) Advent International GPE VI Limited Partnership, Advent GPE VI FT Co-Investment Limited Partnership, Advent International GPE VI-A Limited Partnership, Advent International GPE VI-B Limited Partnership, Advent International GPE VI-C Limited Partnership, Advent International GPE VI-D Limited Partnership, Advent International GPE VI-E Limited Partnership, Advent International GPE VI-F Limited Partnership, Advent International GPE VI-G Limited Partnership, Advent Partners GPE VI 2008 Limited Partnership, Advent Partners GPE VI 2009 Limited Partnership and Advent Partners GPE VI-A Limited Partnership (collectively, “Advent”), (ii) Vantiv, Inc. and (iii) Advent International Corporation (“AIC”).

WHEREAS, Advent, Vantiv and AIC entered into that certain Tax Receivable Agreement, dated as of March 21, 2012 (the “Advent TRA”);

WHEREAS, Vantiv, Advent, AIC, Fifth Third Bank, FTPS Partners, LLC and JPDN Enterprises, LLC entered into that certain Tax Receivable Agreement, dated as of March 21, 2012 (the “NPC TRA” and, together with the Advent TRA, the “TRAs”);

WHEREAS Vantiv desires to terminate the contingent obligations owed to Advent under the TRAs, and Advent will accept payment for such contingent rights under the TRAs and will release Vantiv from all obligations thereunder, as specified in this Agreement.

NOW, THEREFORE, in consideration of the premises, representations, warranties and covenants herein contained, the Parties agree as follows:

Certain capitalized terms used in this Agreement shall have the meanings ascribed to them in Article V. All other defined terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Advent TRA.

ARTICLE I
THE TERMINATION PAYMENT

1.1Termination Payment. Upon and subject to the terms and conditions of this Agreement, Vantiv shall make the payment set forth in Section 1.2 below to Advent, as payment in full of its remaining contingent obligations to Advent under the Advent TRA and the NPC TRA (the “Termination Payment”). From and after the Closing, Vantiv shall have no further obligations under the TRAs to Advent or any other person claiming through Advent on account of Advent’s interest in the TRAs, and Advent hereby releases, remises and forever discharges Vantiv, its Affiliates, shareholders, directors, officers and employees from any such obligations, effective as of the Closing.

1.2The Closing.
(a)The Closing shall take place by electronic exchange of documents commencing at 9:00 a.m. local time on the date hereof. All transactions at the Closing shall be deemed to take place simultaneously, and no transaction shall be deemed to have been completed and no documents or certificates shall be deemed to have been delivered until all other transactions are completed and all other documents and certificates are delivered.
(b)At the Closing, Vantiv shall make a payment of the Aggregate Payment Amount by wire transfer of immediately available funds to an account or accounts designated by AIC.

1.3Effect on Advent TRA. Advent, AIC and Vantiv hereby acknowledge and agree that the Advent TRA shall be terminated in its entirety as of the Closing, and no party shall have any further obligations thereunder or with respect thereto other than those obligations set forth in this Agreement.

1.4Effect on NPC TRA. Without limiting anything set forth in Article 1.1, the sole effect of this Agreement and the Termination Payment on the NPC TRA shall be the termination of all obligations of Vantiv to Advent under the NPC TRA and the termination of all rights and obligations of Advent under the NPC TRA. Nothing in this Agreement shall be deemed to affect, modify or otherwise change the rights of the other parties to the NPC TRA.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF ADVENT

Advent represents and warrants to Vantiv that the statements contained in this Article II are true and correct as of the date of this Agreement.

2.1Authorization of Transaction. Advent has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by Advent of this Agreement and the performance by Advent of this Agreement and the consummation by Advent of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Advent. This Agreement has been duly and validly executed and delivered by Advent and such agreements, constitute valid and binding obligations of Advent, enforceable against Advent in accordance with their terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, or similar laws, legal requirements and judicial decisions from time to time in effect which affect creditors’ rights generally.

2.2Noncontravention. Neither the execution and delivery by Advent of this Agreement, nor the consummation by Advent of the transactions contemplated hereby, will (a) conflict with or violate any provision of the organizational documents of Advent, (b) require on the part of Advent any notice to or filing with, or any permit, authorization, consent or approval of, any Governmental Entity or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Advent or any of its properties or assets.

2.3Ownership of Rights. Advent has the sole and exclusive rights to receive the payments under the TRAs, and such rights are free and clear of all Security Interests.

2.4Litigation. There is no Legal Proceeding which is pending or has been threatened in writing, or judgment, order or decree outstanding, against or otherwise naming Advent which in any manner challenges or seeks, or would if commenced challenge or seek, to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.

2.5No Additional Representations. Advent acknowledges that neither Vantiv nor any person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding Vantiv furnished or made available to Advent and its representatives except as expressly set forth in this Agreement.

2.6Brokers’ Fees. Advent has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF VANTIV

Vantiv represents and warrants to Advent and AIC that the statements contained in this Article III are true and correct as of the date of this Agreement.

3.1Authorization of the Transaction. Vantiv has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by Vantiv of this Agreement, the performance by Vantiv of this Agreement and the consummation by Vantiv of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of Vantiv. This Agreement have been duly and validly executed and delivered by Vantiv and this Agreement constitute valid and binding obligations of Vantiv, enforceable against Vantiv in accordance with their terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, or similar laws, legal requirements and judicial decisions from time to time in effect which affect creditors’ rights generally.

3.2Noncontravention. Neither the execution and delivery by Vantiv of this Agreement, nor the consummation by Vantiv of the transactions contemplated hereby, will (a) conflict with or violate any provision of the Certificate of Incorporation or by-laws of Vantiv, (b) require on the part of Vantiv any filing with, or permit, authorization, consent or approval of, any Governmental Entity or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Vantiv or any of its properties or assets.

3.3No Additional Representations. Vantiv acknowledges that none of Advent, AIC nor any person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding Advent furnished or made available to Vantiv and its representatives except as expressly set forth in this Agreement.

3.4Brokers’ Fees. Vantiv has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

ARTICLE IV
POST-CLOSING COVENANTS

4.1Press Releases and Announcements. Neither Advent nor AIC shall issue any press release or public announcement relating to the subject matter of this Agreement without the prior written approval of Vantiv.

ARTICLE V
DEFINITIONS

For purposes of this Agreement, each of the following terms shall have the meaning set forth below.
“Affiliate” shall mean with respect to any Person, any other Person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, such Person; it being understood that “control” or any correlative version thereof in this definition shall have the meaning ascribed thereto in Rule 12b-2 under the Securities Exchange Act of 1934.
“Aggregate Payment Amount” shall mean $112,098,922.00.
“Closing” shall mean the closing of the transactions contemplated by this Agreement.
“Governmental Entity” shall mean any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency.
“Legal Proceeding” shall mean any action, suit, proceeding, claim, arbitration or investigation before any Governmental Entity or before any arbitrator.
“Parties” shall mean Vantiv, Advent and AIC.

“Security Interest” shall mean any mortgage, pledge, security interest, encumbrance, charge or other lien (whether arising by contract or by operation of law).
ARTICLE VI
MISCELLANEOUS

6.1No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

6.2Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, with respect to the subject matter hereof.

6.3Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of each other Party.

6.4Counterparts and Facsimile Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature.

6.5Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

6.6Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly delivered four business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent for next business day delivery via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

If to Vantiv, to:
Vantiv, Inc.
8500 Governor’s Hill Drive
Symmes Township, Ohio 45249
Attention:    General Counsel

with a copy to:
Weil Gotshal & Manges, LLP
100 Federal Street, Floor 34
Boston, Massachusetts 02110
Telephone:    (617) 772-8300
Facsimile:    (617) 772-8333
Email:     marilyn.french@weil.com
Attention:     Marilyn French
If to Advent or AIC, to:

Advent International Corporation
75 State Street
Boston, Massachusetts 2109
Telephone: (617) 951-9400
Facsimile: (617) 951-0566
Attention:    Christopher Pike
with a copy to:
Advent International Corporation
75 State Street
Boston, Massachusetts 2109
Telephone: (617) 951-9400
Facsimile: (617) 951-0566
Attention:    James Westra
Any Party may give any notice, request, demand, claim, or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving each other Party notice in the manner herein set forth.

6.7Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to applicable principles of conflict of laws.

6.8Amendments and Waivers. The Parties may mutually amend any provision of this Agreement. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of the Parties. No waiver by any Party of any right or remedy hereunder shall be valid unless the same shall be in writing and signed by the Party giving such waiver. No waiver by any Party with respect to any default, misrepresentation, or breach of warranty or covenant hereunder shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

6.9Expenses. Each Party shall bear its own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby.

6.10Submission to Jurisdiction. With respect to any suit, action or proceeding relating to this Agreement (collectively, a “Proceeding”), each party to this Agreement irrevocably (a) consents and submits to the exclusive jurisdiction of the courts of the States of New York and Delaware and any court of the U.S. located in the Borough of Manhattan in New York City or the State of Delaware; (b) waives any objection which such party may have at any time to the laying of venue of any Proceeding brought in any such court, waives any claim that such Proceeding has been brought in an inconvenient forum and further waives the right to object, with respect to such Proceeding, that such court does not have jurisdiction over such party; (c) consents to the service of process at the address set forth for notices in Section 6.6 herein; provided, however, that such manner of service of process shall not preclude the service of process in any other manner permitted under applicable law; and (d) waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any Proceeding.

6.11Specific Performance. Each Party acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each Party agrees that each other Party shall be entitled to an injunction or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter, in addition to any other remedy to which it may be entitled, at law or in equity.

6.12Construction.
(a)The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against either Party.
(b)Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.
(c)Any reference herein to “including” shall be interpreted as “including without limitation”.
(d)Any reference to any Article, Section or paragraph shall be deemed to refer to an Article, Section or paragraph of this Agreement, unless the context clearly indicates otherwise.
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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

VANTIV, INC.

By:	/s/ Nelson F. Greene
	Name:	Nelson F. Greene
	Title:	Chief Legal Officer and Secretary

ADVENT INTERNATIONAL CORPORATION

Advent International GPE VI Limited Partnership
Advent International GPE VI-A Limited Partnership
Advent International GPE VI-B Limited Partnership
Advent International GPE VI-F Limited Partnership
Advent International GPE VI-G Limited Partnership

By:    GPE VI GP Limited Partnership, General Partner
By:    Advent International LLC, General Partner
By:    Advent International Corporation, Manager

By:	/s/ Michael Ristaino
	Name:	Michael Ristaino
	Title:	Vice President, Finance- Funds

Advent International GPE VI-C Limited Partnership
Advent International GPE VI-D Limited Partnership
Advent International GPE VI-E Limited Partnership

By:    GPE VI GP (Delaware) Limited Partnership, General Partner
By:    Advent International LLC, General Partner
By:    Advent International Corporation, Manager

By:	/s/ Michael Ristaino
	Name:	Michael Ristaino
	Title:	Vice President, Finance- Funds

Advent Partners GPE VI 2009 Limited Partnership
Advent Partners GPE VI 2008 Limited Partnership
Advent Partners GPE VI - A Limited Partnership

By:    Advent International LLC, General Partner
By:    Advent International Corporation, Manager

By:	/s/ Michael Ristaino
	Name:	Michael Ristaino
	Title:	Vice President, Finance- Funds

GPE VI FT Co-Investment Limited Partnership

By:     GPE VI FT Co-Investment GP Limited Partnership;
By:     Advent International LLC, General Partner;
By:     Advent International Corporation, Manager,

By:	/s/ Michael Ristaino
	Name:	Michael Ristaino
	Title:	Vice President, Finance- Funds

ADVENT INTERNATIONAL CORPORATION

By:	/s/ Andrew D. Dodge
	Name:	Andrew D. Dodge
	Title:	Vice President